UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 4, 2010

ANTERO RESOURCES LLC

(Exact name of registrant as specified in its charter)

Delaware	333-164876-06	90-0522242
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1625 17th Street
Denver, Colorado 80202
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (303) 357-7310

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Prior to February 2, 2012, we filed annual, quarterly and periodic reports through EDGAR with Antero Resources Finance Corporation as the primary registrant.  Beginning on February 2, 2012, we have filed and intend to file all future annual, quarterly and periodic reports through EDGAR with Antero Resources LLC as the primary registrant.  Accordingly, in order to assist investors in accessing all of our relevant historical disclosures, we are re-filing this report through EDGAR with the primary registrant changed to Antero Resources LLC.  No other changes have been made to the disclosure contained in this report, and this report does not disclose any new information.

i

Item 1.01              Entry Into a Material Definitive Agreement

On November 4, 2010, Antero entered into an amended and restated senior secured revolving credit facility (the “new credit facility”).  The maximum amount of the revolving credit facility was increased from $400 million to $1 billion.  The maturity date was extended from March 2012 to November 2015 and the borrowing base was increased from $400 million to $550 million.  Future borrowing bases will be computed based on Antero’s proved natural gas and oil reserves and estimated future cash flow from these reserves and hedge positions, as well as any other outstanding indebtedness.  The borrowing base is redetermined semiannually; the next redetermination is expected to occur in May 2011.

The new credit facility is secured by mortgages on substantially all of Antero’s properties and guarantees from each of Antero Resources Corporation, Antero Resources Piceance Corporation, Antero Resources Pipeline Corporation and Antero Resources Appalachian Corporation.  Interest is payable at a variable rate based on LIBOR or the prime rate based on the Antero’s election at the time of borrowing.

The new credit facility contains certain covenants, including restrictions on indebtedness and dividends, and requires Antero to maintain the following two financial ratios:

•      a current ratio, which is the ratio of Antero’s consolidated current assets to consolidated current liabilities, of not less than 1.0 to 1.0 as of the end of each fiscal quarter; and

•      a leverage ratio, which is the ratio of Antero’s consolidated funded indebtedness (minus amounts of unsatisfied capital calls) as of the end of each fiscal quarter to consolidated EBITDAX for the trailing four fiscal quarter period, of not greater than 4.25 to 1.0 until December 31, 2011 when the maximum leverage ratio will be reduced to 4.0 to 1.0.

As of November 4, 2010, Antero had $184 million drawn on the new credit facility and $18 million in letters of credit outstanding, resulting in $348 million of borrowing availability.

The foregoing description of the new credit facility does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01              Completion of Acquisition or Disposition of Assets.

On November 5, 2010, Antero completed the previously announced sale of its midstream assets located in the Woodford Shale area of the Arkoma Basin of Oklahoma to affiliates of Cardinal Midstream, LLC for a purchase price of $270 million, after giving effect to working capital adjustments.  A description of the sale and the purchase agreements relating thereto are contained in Antero’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 4, 2010 and are incorporated by reference herein.  Following closing of the sale and application of the proceeds to repay borrowings outstanding under the new credit facility, Antero has $532 million of available borrowing capacity under the new credit facility and $49 million of cash on hand resulting in total liquidity of $581 million.

Item 2.03              Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 4, 2010, Antero entered into the new credit facility.  The description of the new credit facility is incorporated by reference from Item 1.01 of this Current Report on Form 8-K.

Item 7.01.             Regulation FD Disclosure.

On November 4, 2010, Antero Resources issued a press release announcing the entry into the new revolving credit facility.  A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On November 8, 2010, Antero Resources issued a press release announcing the closing of the sale of Antero Resources Midstream Corporation.  A copy of the press release is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits.

EXHIBIT	DESCRIPTION

2.1*

Purchase and Sale Agreement by and among Antero Resources LLC, Antero Resources Midstream Corporation and Cardinal Arkoma Midstream, LLC, dated as of October 1, 2010 (incorporated by reference to Exhibit 2.1 to Current Report on Form 8-K (Commission File No. 333-164876) filed on October 4, 2010).

2.2*

Stock Purchase Agreement by and between Antero Resources LLC and Cardinal Arkoma, Inc., dated as of October 1, 2010 (incorporated by reference to Exhibit 2.2 to Current Report on Form 8-K (Commission File No. 333-164876) filed on October 4, 2010).

10.1

Fourth Amended And Restated Credit Agreement dated as of November 4, 2010 among Antero Resources Corporation, Antero Resources Piceance Corporation, Antero Resources Pipeline Corporation and Antero Resources Appalachian Corporation, as Borrowers, certain subsidiaries of Borrowers, as Guarantors, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Wells Fargo Bank, N.A., as Syndication Agent, Bank of Scotland Plc, Union Bank, N.A., Credit Agricole Corporate and Investment Bank, BNP Paribas and Deutsche Bank Trust Company Americas, as Co- Documentation Agents and J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as Joint Lead Arrangers and Joint Bookrunners.

99.1	Antero Resources press release dated November 4, 2010.

99.2	Antero Resources press release dated November 8, 2010

*Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTERO RESOURCES LLC

	By:	/s/ Glen C. Warren, Jr.
Glen C. Warren, Jr.
President and Chief Financial Officer

Dated: April 11, 2012

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

2.1*

Purchase and Sale Agreement by and among Antero Resources LLC, Antero Resources Midstream Corporation and Cardinal Arkoma Midstream, LLC, dated as of October 1, 2010 (incorporated by reference to Exhibit 2.1 to Current Report on Form 8-K (Commission File No. 333-164876) filed on October 4, 2010).

2.2*

Stock Purchase Agreement by and between Antero Resources LLC and Cardinal Arkoma, Inc., dated as of October 1, 2010 (incorporated by reference to Exhibit 2.2 to Current Report on Form 8-K (Commission File No. 333-164876) filed on October 4, 2010).

10.1

Fourth Amended And Restated Credit Agreement dated as of November 4, 2010 among Antero Resources Corporation, Antero Resources Piceance Corporation, Antero Resources Pipeline Corporation and Antero Resources Appalachian Corporation, as Borrowers, certain subsidiaries of Borrowers, as Guarantors, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Wells Fargo Bank, N.A., as Syndication Agent, Bank of Scotland Plc, Union Bank, N.A., Credit Agricole Corporate and Investment Bank, BNP Paribas and Deutsche Bank Trust Company Americas, as Co- Documentation Agents and J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as Joint Lead Arrangers and Joint Bookrunners.

99.1	Antero Resources press release dated November 4, 2010.

99.2	Antero Resources press release dated November 8, 2010

*Previously filed.